Exhibit 99.1

Q319 Update Call November 13, 2019

Forward - Looking Statements 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on these forward - looking statements. Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business, including the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins; rate of growth; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity; consumer demand conditions affecting customers’ end markets; the ability to hire, retain and motivate employees; the effects of competition, including price competition; technological, regulatory and legal developments; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission.

WiSA: Scaling a Global Technology • Market Defined • Technology (Summit) Known • Standard for adoption (WiSA) Known • Adoption Known • Innovation: Today • Design • Speakers/ Soundbars • Transmitters • Pricing • Distribution Today • Promotion Today

Audio is Separating From Devices 5 TVs PCs Smart Phones Multi - channel content needs a consumer easy solution

Latency Technical Cornerstones: Latency, Speaker Synchronization, Plug and Go WiSA delivers: 1 mu Speaker Sync A verage Human sees: > 50ms Dolby wants: < 20ms Audiophiles want: < 15ms Gamers want: < 12ms WiSA delivers: 5.2ms Plug and Go Set - up

OTHER KEY PARTNERS TRANSMIT + SPEAKER PARTNERS ( ) ( ) TV PARTNERS ( ) Members by Category System Audio A/S

Transmitting • Bang and Olufsen TVs Transmitting • Klipsch media hub transmitter • Axiim Q media player and speakers Speakers • Enclave Audio 5.1 in a box home theater • Bang & Olufsen speakers • Klipsch Reference Premiere speakers Innovation: Phase I

# Innovation: Phase II

| Transmitting | Application |
|---|---|
| • LG WiSA Ready OLED and Nanocell TVs | USB WiSA Transmitter required |
| • Primare Preamp | (All HDMI) |
| • Primare Network Center | (All HDMI) |
| • Axiim Q 4K media center | (All HDMI) |
| • LG Innotek USB WiSA Transmitter | (WiSA Ready devices) |
| • Axiim LINK USB WiSA Transmitter | (WiSA Ready plus Xbox, PC/MAC) |
| • Harman Citation Soundbar | (All HDMI) |
| • Harman HK Streaming Box | (All HDMI) |
| • Enclave Audio HDMI Dongle | (All HDMI) |
| • Savant Home Control Soundbar | (All HDMI) |
| • Almando Multiplay Surround Switch | (All HDMI) |

SUMMIT WiSA

# Innovation: Phase II

**Speakers**

- Axiim XM speakers
- Axiim WM speakers
- Axiim LX speaker bundles for Xbox
- Bang and Olufsen speakers
- Enclave Audio Cinehome
- Enclave audio Cinehome II
- Enclave Audio Cinehome Pro
- Harman Citation speakers
- Harman HK Surround speakers
- Klipsch Reference Wireless
- System Audio 5 Series
- System Audio 40 Series
- System Audio 60 Series
- Savant Smart Audio family of soundbar and speakers
- EC Living speaker family
- Platin Audio speaker family
- Golden Ears speaker family

SUMMIT WiSA

Brand Configuration w/Tx MSRP • Bang and Olufsen 5.1 $25,000 • Harman Citation speakers 5.1 or SB 5.1 $ 5,500 • Klipsch Reference Premiere 5.1 $ 5,000 • Klipsch Reference Wireless 5.1 $ 2,800 • Savant Smart Audio family of speakers SB 5.1 $ 2,600 • Harman HK Surround speakers 5.1 $ 2,500 • Axiim WM speaker bundle 5.1 $ 2,481 • Klipsch Reference Wireless 3.1 $ 2,100 • Enclave Audio CineHome Pro 5.1 $ 1,495 • Enclave Audio CineHome II 5.1 $ 999 • Axiim LX speakers for Xbox 5.1 $ 899 • Platin Audio speaker family 5.1 $ 899 • Enclave Audio CineHome 5.1 $ 799 New Products Reach Lower Prices for Higher Sales Velocity SB = Soundbar

Brand Configuration w/Tx MSRP • Bang and Olufsen 5.1 $25,000 • Harman Citation speakers 5.1 or SB 5.1 $ 5,500 • Klipsch Reference Premiere 5.1 $ 5,000 • Klipsch Reference Wireless 5.1 $ 2,800 • Savant Smart Audio family of speakers SB 5.1 $ 2,600 • Harman HK Surround speakers 5.1 $ 2,500 • Axiim WM speaker bundle 5.1 $ 2,481 • Klipsch Reference Wireless 3.1 $ 2,100 • Enclave Audio CineHome Pro 5.1 $ 1,495 • Enclave Audio CineHome II 5.1 $ 999 • Axiim LX speakers for Xbox 5.1 $ 899 • Platin Audio speaker family 5.1 $ 899 • Enclave Audio CineHome 5.1 $ 799 Pricing Expansion to Mass Market Sonos 5.1 ( soundbar , sub, surrounds) Bose Soundbar 700 (no sub, no surrounds) Brands are integrating WiSA into higher velocity price points and bringing solutions to market in price points previously occupied by lesser performing systems

# Channel Expansion to Mass Market

| | Mass Market | Buying Groups | Custom Integrators |
|---|---|---|---|
| | **Retailers**<br>• Best Buy<br>• Costco | **Groups**<br>• Nationwide<br>• NATM<br>• ProSource | **Cedia/Independents**<br>• ~3,000 integrators |
| | **Brands**<br>• Klipsch<br>• LG<br>• Enclave<br>• Savant<br>• Harman | **Brands**<br>• Klipsch<br>• LG<br>• Enclave<br>• Harman | **Brands**<br>• Klipsch<br>• LG<br>• Harman<br>• Savant<br>• All Other premium audio members |
| **Store Fronts** | ~2,000 | ~ 14,000 | |

SUMMIT WiSA

WiSA Partner Investment Beyond Product Development

Marketing & Awareness: Best Buy/Magnolia Home Theater Display

Marketing & Awareness: LG Web Site BUY NOW button connects directly to Best Buy website

Marketing & Awareness: Klipsch Web Site Educational Videos Multiple System Configurations Partnership with LG and Axiim

Marketing & Awareness: Harman Stores Heavy Promotion of Citation Product line

Marketing & Awareness: Savant Promotional Soft Launch Educational Videos, Multiple System Configurations

Marketing & Awareness: Trade Shows LG TV Klipsch Enclave Audio

Marketing & Awareness: Presentation and Training Videos Klipsch Savant L G Training video developed for internal, external and consumer education and describing how WiSA was integrated into their new Reference Wireless speaker line Interview videos announcing WiSA integration into their new Smart Audio line working with their whole home control technology Training Department developed video for internal and external use describing the benefits of WiSA integration into their 2019 premium TV lines Klipsch https://www.youtube.com/watch?v=KLiXXOCuQl8&t=2s Savant https://www.youtube.com/watch?v=fpW7SfSRmY8 LG https://www.youtube.com/watch?v=SY2nGcvv - Hw&t=15s

WiSA
WIRELESS SPEAKER & AUDIO

# Where to Buy / Learn More

| Brand | Link |
| --- | --- |
| • LG OLED and NanoCell TVs | https://www.lg.com/us/oled-tvs<br>https://www.lg.com/us/nanocell |
| • Axiim WM speaker bundle | https://axiim.com/pages/wm-series |
| • Axiim LX speakers for Xbox | https://axiim.com/pages/axiim-link-hd-wireless-system |
| • Bang and Olufsen | https://www.bang-olufsen.com/en/speakers |
| • Enclave Audio CineHome | http://www.enclaveaudio.com/system |
| • Klipsch Reference Wireless | https://www.klipsch.com/reference-wireless-home-theater-bundles |
| • Platin Audio speaker family | https://www.platinaudio.com/wisa-5-1-wireless-home-theater/ |
| • Savant Smart Audio family of speakers | https://www.savant.com/node/2616572 |
| • Harman Citation speakers | https://www.harmankardon.com/citation-series/ |
| • Harman HK Surround speakers | https://www.harmankardon.co.uk/complete-collection/HK+SURROUND.html?cgid=Complete_collection&dwvar_HK%20SURROUND_color=Black-EMEA-Current |

SUMMIT WiSA

Near Term Milestones • Broadening market presence with speaker brands launching their first WiSA products • Expanding available market with second WiSA Ready TV Brand • 8K video support • With and without internal speakers in the TV • Creating WiSA Technical Steering Committee for IP strategy • Integrating Atmos elevation speaker types • Expanding retail footprint beyond 1,000 store fronts

Scaling to Critical Mass New products delivering a broader range of solutions: • USB, HDMI; dongles, hubs, AV Receivers; TVs, game consoles, PCs Tier 1 Brands investing heavy capital resources in: • New products • Promoting WiSA New, mass market price points expand the WiSA market beyond premium audio: • Global footprint of distribution of WiSA enabled products: • North American, Europe, Asia all have multiple brands • US passing 1,000 store fronts and expanding rapidly

Join us at our annual CES Investor Happy Hour on January 7 th from 6:00pm to 8:00pm PT At the Venetian 29 - 234 Suite 17 CES 2020 Investor Happy Hour

17 * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Transmitter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2019 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are trademarks of Summit Wireless Technologies, Inc. The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certification marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and product names are the intellectual property of their respective owners.